December 7, 2005

Supplement

SUPPLEMENT DATED DECEMBER 7, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE GLOBAL DIVIDEND GROWTH PORTFOLIO
CLASS X and CLASS Y
Dated April 29, 2005

The third paragraph of the section of the Prospectus titled ‘‘Portfolio Management’’ is hereby replaced by the following:

The Portfolio is managed within the Global Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Frances Campion, a Managing Director of the Sub-Adviser, Colin McQueen, an Executive Director of the Sub-Adviser, and Douglas M. McGraw, Martin J. Moorman and Noreen Griffin, each a Vice President of the Sub-Adviser.

Ms. Campion has been affiliated with the Sub-Adviser in an investment management capacity since January 1990 and joined the team managing the Portfolio in December 2002. Mr. McQueen has been affiliated with the Sub-Adviser in an investment management capacity since December 2005, and joined the team managing the Portfolio in December 2005. Prior to that, Mr. McQueen was a portfolio manager at UBS Global Asset Management. Mr. McGraw has been affiliated with the Sub-Adviser and its investment management affiliates in a research capacity since June 2001 and joined the team managing the Portfolio in April 2004. Prior to June 2001, Mr. McGraw was completing his graduate schooling. Mr. Moorman has been affiliated with the Sub-Adviser in an investment management capacity since September 2003 and joined the team managing the Portfolio in April 2004. Prior to September 2003, Mr. Moorman, was a portfolio manager at Delaware International Advisors. Ms. Griffin has been affiliated with the Sub-Adviser in an investment management capacity since October 2005 and joined the team managing the Portfolio in November 2005. Prior to October 2005, Ms. Griffin was a portfolio manager at Setanta Asset Management.

Ms. Campion is the lead manager of the Portfolio and Messrs. McQueen, McGraw and Moorman and Ms. Griffin are co-portfolio managers. Ms. Campion is responsible for the execution of the overall strategy of the Portfolio, although the Portfolio’s assets are managed within the team.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VIS GDG 12/05